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                                   FORM T-1

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                            SECTION 305(b)(2) [_]

                              __________________

                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

New York                                       13-5160382
(State of incorporation                        (I.R.S. employer
if not a U.S. national bank)                   identification no.)

One Wall Street, New York, N.Y.                10286
(Address of principal executive offices)       (Zip code)

                              __________________

                      MRS. FIELDS' ORIGINAL COOKIES, INC.
              (Exact name of obligor as specified in its charter)

Delaware                                       87-0552899
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

2855 East Cottonwood Parkway, Suite 400
Salt Lake City, Utah                           84121
(Address of principal executive offices)       (Zip code)

                              __________________

                      GREAT AMERICAN COOKIE COMPANY, INC.
              (Exact name of obligor as specified in its charter)

Delaware                                       58-1295221
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

2855 East Cottonwood Parkway, Suite 400
Salt Lake City, Utah                           84121
(Address of principal executive offices)       (Zip code)

                              __________________

                         THE MRS. FIELDS' BRAND, INC.
              (Exact name of obligor as specified in its charter)

Delaware                                       87-0563472
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

2855 East Cottonwood Parkway, Suite 400
Salt Lake City, Utah                           84121
(Address of principal executive offices)       (Zip code)

                              __________________

                    10-1/8% Series B Senior Notes due 2004
                      (Title of the indenture securities)

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1.   GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

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          Name                                    Address
-----------------------------------------------------------------------------------
    Superintendent of Banks of the State of       2 Rector Street, New York,
    New York                                      N.Y.  10006, and Albany, N.Y. 12203

    Federal Reserve Bank of New York              33 Liberty Plaza, New York,
                                                  N.Y. 10045

    Federal Deposit Insurance Corporation         Washington, D.C. 20429

    New York Clearing House Association           New York, New York 10005

    (B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                      -2-
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                                   SIGNATURE



     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 9th day of November, 1998.


                                  THE BANK OF NEW YORK



                                  By:      /s/ THOMAS C. KNIGHT
                                     -------------------------------------------
                                     Name:  THOMAS C. KNIGHT
                                     Title: ASSISTANT VICE PRESIDENT


                      Consolidated Report of Condition of

                             THE BANK OF NEW YORK

                    of 48 Wall Street, New York, N.Y. 10286
                    And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business June 30, 1998, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                  Dollar Amounts
ASSETS                                                              in Thousands
Cash and balances due from depos-
  itory institutions:
  Noninterest-bearing balances and
   currency and coin............................................     $ 7,301,241
  Interest-bearing balances.....................................       1,385,944
Securities:
  Held-to-maturity securities...................................       1,000,737
  Available-for-sale securities.................................       4,240,655
Federal funds sold and Securities pur-
  chased under agreements to resell.............................         971,453
Loans and lease financing
  receivables:
  Loans and leases, net of unearned
    income .....................................................      38,788,269
  LESS: Allowance for loan and
    lease losses ...............................................         632,875
  LESS: Allocated transfer risk
    reserve.....................................................               0
  Loans and leases, net of unearned
    income, allowance, and reserve..............................      38,155,394
Assets held in trading accounts.................................       1,307,562
Premises and fixed assets (including
  capitalized leases)...........................................         670,445
Other real estate owned.........................................          13,598

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
Investments in unconsolidated
  subsidiaries and associated
  companies....................................................         215,024
Customers' liability to this bank on
  acceptances outstanding......................................         974,237
Intangible assets..............................................       1,102,625
Other assets...................................................       1,944,777
                                                                    -----------
Total assets...................................................     $59,283,692
                                                                    ===========

LIABILITIES
Deposits:
  In domestic offices..........................................     $26,930,258
  Noninterest-bearing .........................................      11,579,390
  Interest-bearing ............................................      15,350,868
  In foreign offices, Edge and
  Agreement subsidiaries, and IBFs.............................      16,117,854
  Noninterest-bearing .........................................         187,464
  Interest-bearing ............................................      15,930,390
Federal funds purchased and Securities
  sold under agreements to repurchase..........................       2,170,238
Demand notes issued to the U.S.
  Treasury.....................................................         300,000
Trading liabilities............................................       1,310,867
Other borrowed money:
  With remaining maturity of one year
    or less....................................................       2,549,479
  With remaining maturity of more than
    one year through three years...............................               0
  With remaining maturity of more than
    three years................................................          46,654
Bank's liability on acceptances exe-
  cuted and outstanding........................................         983,398
Subordinated notes and debentures..............................       1,314,000
Other liabilities..............................................       2,295,520
                                                                    -----------
Total liabilities..............................................      54,018,268
                                                                    -----------

EQUITY CAPITAL
Common stock...................................................       1,135,284
Surplus........................................................         731,319
Undivided profits and capital
  reserves.....................................................       3,385,227
Net unrealized holding gains
  (losses) on available-for-sale
  securities...................................................          51,233
Cumulative foreign currency transla-
  tion adjustments.............................................      (   37,639)
                                                                    -----------
Total equity capital...........................................       5,265,424
                                                                    -----------
Total liabilities and equity
  capital......................................................     $59,283,692
                                                                    ===========


     I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                            Robert E. Keilman

                                      -4-
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     We, the undersigned directors, attest to the correctness of this Report of
Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

           .
   J. Carter Bacot  .
 Thomas A. Renyi   .  Directors
   Alan R. Griffith .
            .
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